Exhibit 21.1

Ares Real Estate Income Trust Inc.

Subsidiary List as of December 31, 2023

NAME	JURISDICTION
ADREX 1031 California Lender LLC	Delaware
ADREX 1031 Lender Clearwater LLC	Delaware
ADREX 1031 Lender Diversified I LLC	Delaware
ADREX 1031 Lender Diversified II LLC	Delaware
ADREX 1031 Lender Diversified 3 LLC	Delaware
ADREX 1031 Lender Diversified 4 LLC	Delaware
ADREX 1031 Lender Diversified 5 LLC	Delaware
ADREX 1031 Lender LLC	Delaware
ADREX 1031 Lender Multifamily I LLC	Delaware
ADREX Clearwater DST	Delaware
ADREX Clearwater Manager LLC	Delaware
ADREX Clearwater Master Tenant LLC	Delaware
ADREX Clearwater TRS LLC	Delaware
ADREX Diversified I DST	Delaware
ADREX Diversified I Manager LLC	Delaware
ADREX Diversified I Master Tenant LLC	Delaware
ADREX Diversified I TRS LLC	Delaware
ADREX Diversified II DST	Delaware
ADREX Diversified II Manager LLC	Delaware
ADREX Diversified II Master Tenant LLC	Delaware
ADREX Diversified II TRS LLC	Delaware
ADREX Diversified 3 DST	Delaware
ADREX Diversified 3 Manager LLC	Delaware
ADREX Diversified 3 Master Tenant LLC	Delaware
ADREX Diversified 3 TRS LLC	Delaware
ADREX Manager LLC	Delaware
ADREX Diversified 4 DST	Delaware
ADREX Diversified 4 Manager LLC	Delaware
ADREX Diversified 4 Master Tenant LLC	Delaware
ADREX Diversified 4 TRS LLC	Delaware
ADREX Diversified 5 DST	Delaware
ADREX Diversified 5 Manager LLC	Delaware
ADREX Diversified 5 Master Tenant LLC	Delaware
ADREX Diversified 5 TRS LLC	Delaware
ADREX Master Tenant LLC	Delaware
ADREX Multifamily I DST	Delaware
ADREX Multifamily I Manager LLC	Delaware
ADREX Multifamily I Master Tenant LLC	Delaware
ADREX Multifamily I TRS LLC	Delaware
American Financial Exchange L.L.C.	New Jersey
AREIT 107 Morgan Lane Lease Management LLC	Delaware
AREIT 107 Morgan Lane LLC	Delaware
AREIT 56th Ave IC LLC	Delaware

NAME	JURISDICTION
AREIT Acquisitions LLC	Delaware
AREIT Andover Member LLC	Delaware
AREIT Andover Platform LLC	Delaware
AREIT Atlantic Ave Parent Member LLC	Delaware
AREIT Aventura Storage LLC	Delaware
AREIT Blvd Dallas LLC	Delaware
AREIT Brockton IC LLC	Delaware
AREIT Cindel LLC	Delaware
AREIT City View DST Holder LLC	Delaware
AREIT Clayton Commerce Center DST Holder LLC	Delaware
AREIT Debt Securities Holdco LLC	Delaware
AREIT Enterprise Way IC LLC	Delaware
AREIT General Washington IC LLC	Delaware
AREIT Gillingham IC GP LLC	Delaware
AREIT Gillingham IC Lease Management LLC	Delaware
AREIT Gillingham IC LP	Delaware
AREIT Glen Afton IC LLC	Delaware
AREIT Industrial Drive IC LLC	Delaware
AREIT JV Credit Facility Holdco LLC	Delaware
AREIT Johns Creek LLC	Delaware
AREIT Lincoln Station LLC	Delaware
AREIT Manor Riverwalk LLC	Delaware
AREIT Manor Riverwalk Parent JV Member LLC	Delaware
AREIT Maplewood Drive IC LLC	Delaware
AREIT-McDowell Vue Parent LLC	Delaware
AREIT MC European Real Estate Debt Holdco LLC	Delaware
AREIT Mered II LP LLC	Cayman
AREIT MF1 LLC	Delaware
AREIT MF2 LLC	Delaware
AREIT MF3 LLC	Delaware
AREIT MF4 LLC	Delaware
AREIT MF5 LLC	Delaware
AREIT MF6 LLC	Delaware
AREIT MF7 LLC	Delaware
AREIT MF8 LLC	Delaware
AREIT MF9 LLC	Delaware
AREIT MF10 LLC	Delaware
AREIT MF11 LLC	Delaware
AREIT MF12 LLC	Delaware
AREIT Miami NW 114th IC LLC	Delaware
AREIT Moreno Valley GP LLC	Delaware
AREIT Moreno Valley DC LP	Delaware
AREIT Net Lease Portfolio Aggregator Member LLC	Delaware
AREIT New Albany IC LLC	Delaware
AREIT NLD JV Aggregator Member LLC	Delaware
AREIT North 5th Street CC Holdco II LLC	Delaware
AREIT North 5th Street CC Holdco I LLC	Delaware

NAME	JURISDICTION
AREIT North 5th Street CC Holdco LLC	Delaware
AREIT North 5th Street CC LLC	Delaware
AREIT North Harney IC LLC	Delaware
AREIT Norwood Storage LLC	Delaware
AREIT Operating Partnership LP	Delaware
AREIT PDC Common Holdings LLC	Delaware
AREIT PDC Pref Investor LLC	Delaware
AREIT Pine Vista IC GP LLC	Delaware
AREIT Pine Vista IC LP	Delaware
AREIT Preston Sherry LLC	Delaware
AREIT-PRH Manor Riverwalk Parent LLC	Delaware
AREIT Real Estate Holdco LLC	Delaware
AREIT Reno LC DST Holder LLC	Delaware
AREIT Salt Pond LLC	Delaware
AREIT San Stone Oak GP LLC	Delaware
AREIT San Stone Oak LP	Delaware
AREIT Stafford Grove IP GP LLC	Delaware
AREIT Stafford Grove IP LP	Delaware
AREIT Suniland LLC	Delaware
AREIT The Palms LLC	Delaware
AREIT Transport Drive CC LLC	Delaware
AREIT Tri County Parkway IC GP LLC	Delaware
AREIT Tri County Parkway IC LP	Delaware
AREIT TRS Holdco I LLC	Delaware
AREIT TRS Holdco LLC	Delaware
AREIT TRS Holdings LLC	Delaware
AREIT UK Fragco 1 LLC	Delaware
AREIT UK Fragco 2 LLC	Delaware
AREIT UK Fragco 3 LLC	Delaware
AREIT UK Holdco LLC	Delaware
AREIT VM8 Logistics Center GP LLC	Delaware
AREIT VM8 Logistics Center LP	Delaware
AREIT Vue Parent JV Member LLC	Delaware
AREIT Wes Warren IC LLC	Delaware
AREIT Yale Village LLC	Delaware
Ares Diversified Real Estate Exchange LLC	Delaware
Bala Pointe GP, LLC	Delaware
Bala Pointe Owner LP	Delaware
BCD Property Management LLC	Delaware
BCD TRS Corp.	Delaware
BCD TRS Services LLC	Delaware
BCDPF 1031 Lender City View LLC	Delaware
BCDPF 1031 Lender Clayton Commerce Center LLC	Delaware
BCDPF 1031 Lender Logistics Portfolio LLC	Delaware
BCDPF 1031 Lender Reno Logistics Center LLC	Delaware
BCDPF 25 Linden Industrial Center LLC	Delaware
BCDPF 250 Radar Holdco 1 LLC	Delaware

NAME	JURISDICTION
BCDPF 250 Radar Holdco 2 LLC	Delaware
BCDPF 250 Radar Holdco LLC	Delaware
BCDPF Air Tech DC II LLC	Delaware
BCDPF Air Tech DC III LLC	Delaware
BCDPF Air Tech DC LLC	Delaware
BCDPF Airway Industrial Park GP LLC	Delaware
BCDPF Airway Industrial Park LP	Delaware
BCDPF Aurora DC LLC	Delaware
BCDPF Barrow Crossing LLC	Delaware
BCDPF Barrow Crossing Pad II LLC	Delaware
BCDPF Barrow Crossing Pad III LLC	Delaware
BCDPF Bay Area Commerce Center GP LLC	Delaware
BCDPF Bay Area Commerce Center LP	Delaware
BCDPF Campus Drive IC LLC	Delaware
BCDPF Cayco LLC	Delaware
BCDPF Florence Logistics Center LLC	Delaware
BCDPF Juno Winter Park LLC	Delaware
BCDPF Kaiser Business Center LLC	Delaware
BCDPF Little Orchard Business Park GP LLC	Delaware
BCDPF Little Orchard Business Park LP	Delaware
BCDPF Long Island Logistics Center LLC	Delaware
BCDPF Northgate DC LLC	Delaware
BCDPF Radar Distribution Center LLC	Delaware
BCDPF Railhead DC GP LLC	Delaware
BCDPF Railhead DC LP	Delaware
BCDPF Springdale LLC	Delaware
BCDPF Sterling IC LLC	Delaware
BCDPF Tempe Student Housing Portfolio JV Member LLC	Delaware
BCDPF Tempe Student Housing Portfolio LLC	Delaware
BCDPF The Daley at Shady Grove LLC	Delaware
BCDPF Tri County DC II LLC	Delaware
BCDPF Tri County DC LLC	Delaware
BCDPF Tustin Business Center GP LLC	Delaware
BCDPF Tustin Business Center LP	Delaware
BCDPF Vasco IC LLC	Delaware
BCDPF Village at Lee Branch LLC	Delaware
BCDPF World Connect Logistics Center LLC	Delaware
BC Exchange City View DST	Delaware
BC Exchange City View Manager LLC	Delaware
BC Exchange City View Master Tenant LLC	Delaware
BC Exchange City View TRS LLC	Delaware
BC Exchange Clayton Commerce Center DST	Delaware
BC Exchange Clayton Commerce Center Manager LLC	Delaware
BC Exchange Clayton Commerce Center Master Tenant LLC	Delaware
BC Exchange Clayton Commerce Center TRS LLC	Delaware
BC Exchange Logistics Portfolio DST	Delaware
BC Exchange Logistics Portfolio Manager LLC	Delaware

NAME	JURISDICTION
BC Exchange Logistics Portfolio Master Tenant LLC	Delaware
BC Exchange Logistics Portfolio TRS LLC	Delaware
BC Exchange Perimeter Manager LLC	Delaware
BC Exchange Reno Logistics Center DST	Delaware
BC Exchange Reno Logistics Center Manager LLC	Delaware
BC Exchange Reno Logistics Center Master Tenant LLC	Delaware
BC Exchange Reno Logistics Center TRS LLC	Delaware
Core Tucson Main Gate LLC	Delaware
DCTRT Bala Pointe GP LLC	Delaware
DCTRT Bala Pointe LP	Delaware
DCTRT REPO Holdco LLC	Delaware
DCTRT Securities Holdco LLC	Delaware
DCTRT Springing Member Inc.	Delaware
Div Cap Bala Pointe I General Partnership	Delaware
DPF 1031 Parent LLC	Delaware
DPF 1600 Woodbury Avenue LLC	Delaware
DPF Beaver Creek GP LLC	Delaware
DPF Beaver Creek LP	Delaware
DPF Cherry Creek LLC	Delaware
DPF LOC Lender LLC	Delaware
DPF Mashpee Manager LLC	Delaware
DPF Sandwich LLC	Delaware
DPF Services LLC	Delaware
NLD JV Credit Facility Holdco LLC	Delaware
Plaza X Leasing Associates L.L.C.	New Jersey
Plaza X Realty L.L.C.	New Jersey
Plaza X Urban Renewal Associates L.L.C.	New Jersey
Southcape Village, LLC	Massachusetts
TRT 1300 Connecticut Avenue Owner LLC	Delaware
TRT 270 Center Holdings LLC	Delaware
TRT 270 Center Owner LLC	Delaware
TRT Flying Cloud Drive LLC	Delaware
TRT Harborside LLC	Delaware
TRT Hyannis LLC	Delaware
TRT Lending LLC	Delaware
TRT Lending Subsidiary I Holdco LLC	Delaware
TRT Lending Subsidiary I LLC	Delaware
TRT Lending Subsidiary II Holdco LLC	Delaware
TRT Lending Subsidiary II LLC	Delaware
TRT Meriden LLC	Delaware
TRT New Bedford LLC	Delaware
TRT Norwell LLC	Delaware
TRT Saugus LLC	Delaware
TRT Wareham LLC	Delaware
TRT Whitman 475 Bedford LLC	Delaware